                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

         Date of Report (Date of earliest event reported) July 12, 2000

                         WINNERS INTERNET NETWORK, INC.
                       (Name of registrant in its charter)

         NEVADA                 000-26665                 91-1844567
(State of incorporation)       (Commission     (IRS Employer Identification No.)
                               File Number)

                                145 OVIEDO STREET
                          ST. AUGUSTINE, FLORIDA 32084
          (Address and telephone number of principal executive offices and principal place of business)

                                  (904)824-7447
               (Registrant's telephone number including area code)

                       GLENNAIRE FINANICAL SERVICES, INC.
            (Former name of registrant, if changed since last report)

                          3158 REDHILL AVE., SUITE 240
                          COSTA MESA, CALIFORNIA 92626
          (Former address of registrant, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Winners Internet Network, Inc. and its subsidiary.

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3.Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         On May 11, 2000, we engaged the firm of Michael Johnson and Company, CPA's as our certified public accountants. Our former certified public accountants, Jones, Jensen & Company, CPA's resigned effective May 11, 2000. The change of accountants was approved by our Board of Directors. In the period from the date of engagement to the date of their resignation on May 11, 2000, we and our former certified public accountants, Jones, Jensen & Company, CPA's had no disagreements nor other events reportable under Item 304 of Regulation S-K, including, but not limited to, any disagreements during our most recent fiscal year and any subsequent interim period preceding the date of resignation. Further, the former auditor's report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of a letter from our former accountants confirming the above disclosure is attached hereto.

Item 5. Other Events

         Not Applicable

Item 6. Resignation of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.

Item 8. Change in Fiscal Year.

         Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2000                    By:    /s/ David C. Skinner, Jr.
                                           -----------------------------------
                                           President